UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 16, 2008

PRUDENTIAL FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

New Jersey	001-16707	22-3703799
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

751 Broad Street

Newark, New Jersey 07102

(Address of principal executive offices and zip code)

(973) 802-6000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

This Current Report on Form 8-K is being filed by Prudential Financial, Inc. (the “Company”) to retrospectively adjust portions of the Company’s Annual Report on Form 10-K for the year ended December 31, 2007 filed on February 27, 2008 to revise adjusted operating income to reflect (1) the segment change due to the Company’s decision to exit its commercial mortgage securitization operations, and (2) the amendment of the Company’s definition of adjusted operating income as it relates to certain externally managed investments in the European market held within the general account portfolio. These items had no impact on the Company’s Consolidated Statements of Financial Position or Consolidated Statements of Operations.

As previously disclosed, in reporting results for the quarter ended March 31, 2008, the Company classified its commercial mortgage securitization operations as a “divested business,” reflecting its decision to exit this business. These operations involved the origination and purchase of commercial mortgage loans for sale into commercial mortgage-backed securitization transactions, together with related hedging activities. As a result of this decision, the results of the commercial mortgage securitization operations, which have been historically included in the Company’s Asset Management segment, were included in Corporate and Other operations as a divested business, and, accordingly, excluded from adjusted operating income. The Company will retain and continue the remainder of its commercial mortgage origination, servicing and other commercial mortgage related activities, which remain a part of the Company’s Asset Management segment. Divested businesses reflected in Corporate and Other operations consist of businesses that have been or will be sold or exited that do not qualify for “discontinued operations” accounting treatment under generally accepted accounting principles (“GAAP”). The contribution to income/loss of divested businesses are excluded from adjusted operating income as they are not relevant to understanding the Company’s ongoing operating results.

Also as previously disclosed, effective for the quarter ended March 31, 2008, the Company amended its definition of adjusted operating income as it relates to certain externally managed investments in the European market. These investments are medium term notes that are collateralized by investment portfolios primarily consisting of investment grade European fixed income securities, including corporate bonds and asset-backed securities, and derivatives, as well as varying degrees of leverage. The Company views adjusted operating income under the amended definition as a more meaningful presentation of its results for purposes of analyzing the operating performance of, and allocating resources to, its business segments, as the amended definition presents the results of these investments on a basis generally consistent with similar investments held directly within the general account portfolio. Under GAAP, the Company accounts for these investments as available for sale securities containing embedded derivatives that are marked to market and included in current period earnings on a GAAP basis through “Realized investment gains (losses), net” based upon the change in value of the underlying portfolio. Prior to this amendment, adjusted operating income included cumulative losses on the embedded derivatives and recoveries of such losses in the period in which they occurred, while cumulative net gains on the embedded derivatives were deferred and amortized into adjusted operating income over the remaining life of the notes. Under the amended definition, adjusted operating income excludes the mark to market adjustment on the embedded derivatives included in “Realized investment gains (losses), net.” Accounting for these investments under GAAP has not been changed.

The following Items of the 2007 Annual Report are being adjusted retrospectively to reflect the changes described above (which Items as adjusted are attached as Exhibits hereto and hereby incorporated by reference herein):

•	Item 1 - Business

•	Item 7 - Management’s Discussion and Analysis of Financial Condition and Results of Operations

•	Item 8 - Financial Statements and Supplementary Data

•	Item 15 - The following Financial Statement Schedules:

Schedule I – Summary of Investments Other Than Investments in Related Parties

Schedule II – Condensed Financial Information of Registrant

Schedule III – Supplementary Insurance Information

Schedule IV – Reinsurance

Schedule V – Valuation and Qualifying Accounts

No Items of the 2007 Annual Report other than those identified above are being revised by this filing. Information in the 2007 Annual Report is generally stated as of December 31, 2007 and this filing does not reflect any subsequent information or events other than to reflect the events described above. Without limitation of the foregoing, this filing does not purport to update the Management’s Discussion and Analysis of Financial Condition and Results of Operations contained in the 2007 Annual Report for any information, uncertainties, transactions, risks, events or trends occurring, or known to management, other than the events described above. More current information is contained in the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2008 and other filings with the Securities and Exchange Commission. This Current Report on Form 8-K should be read in conjunction with the 2007 Annual Report and such Quarterly Report on Form 10-Q and other filings.

In managing the Financial Services Businesses, the Company analyzes the operating performance of each segment using “adjusted operating income.” Adjusted operating income does not equate to “income from continuing operations before income taxes and equity in earnings of operating joint ventures” or “net income” as determined in accordance with U.S. GAAP but is the measure of segment profit or loss used by the Company to evaluate segment performance and allocate resources. Adjusted operating income is not a substitute for income determined in accordance with U.S. GAAP, and the Company’s definition of adjusted operating income may differ from that used by other companies. However, the Company believes that the presentation of adjusted operating income as measured for management purposes enhances the understanding of results of operations by highlighting the results from ongoing operations and the underlying profitability factors of the Financial Services Businesses. For a complete description of adjusted operating income, including a reconciliation to “income from continuing operations before income taxes and equity in earnings of operating joint ventures” as determined in accordance with U.S. GAAP, see Note 20 to the Consolidated Financial Statements within Item 8 (Exhibit 99.3 of this Current Report).

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

23.1	Consent of PricewaterhouseCoopers LLP

99.1	Item 1, Form 10-K – Business

99.2	Item 7, Form 10-K – Management’s Discussion and Analysis of Financial Condition and Results of Operations

99.3	Item 8, Form 10-K – Financial Statements and Supplementary Data

99.4	Item 15, Form 10-K – Schedule I – Summary of Investments Other Than Investments in Related Parties

99.5	Item 15, Form 10-K – Schedule II – Condensed Financial Information of Registrant

99.6	Item 15, Form 10-K – Schedule III – Supplementary Insurance Information

99.7	Item 15, Form 10-K – Schedule IV – Reinsurance

99.8	Item 15, Form 10-K – Schedule V – Valuation and Qualifying Accounts

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 16, 2008

PRUDENTIAL FINANCIAL, INC.

By:	/s/ Brian J. Morris
Name:	Brian J. Morris
Title:	Assistant Secretary

Exhibit Index

Exhibit No.	Description

23.1	Consent of PricewaterhouseCoopers LLP

99.1	Item 1, Form 10-K – Business

99.2	Item 7, Form 10-K – Management’s Discussion and Analysis of Financial Condition and Results of Operations

99.3	Item 8, Form 10-K – Financial Statements and Supplementary Data

99.4	Item 15, Form 10-K – Schedule I – Summary of Investments Other Than Investments in Related Parties

99.5	Item 15, Form 10-K – Schedule II – Condensed Financial Information of Registrant

99.6	Item 15, Form 10-K – Schedule III – Supplementary Insurance Information

99.7	Item 15, Form 10-K – Schedule IV – Reinsurance

99.8	Item 15, Form 10-K – Schedule V – Valuation and Qualifying Accounts